UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 5, 2016

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
Maryland	333-181102-01	53-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill County Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of American Campus Communities, Inc. (the "Company") held on May 5, 2016, there were 130,443,384 common shares entitled to be voted; 124,851,296 shares were voted in person or by proxy. The stockholders voted on the following matters at the Annual Meeting:

1.    Election of eight director nominees to hold office for a one-year term;

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2016; and

3.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement.
The results of the stockholder votes are set forth below:
Board of Directors

	Affirmative	Negative	Abstentions
William C. Bayless, Jr.	121,185,967	435,643	42,713
G. Steven Dawson	121,124,065	496,315	43,943
Cydney C. Donnell	121,124,305	496,219	43,799
Dennis G. Lopez	120,978,898	641,291	44,134
Edward Lowenthal	120,701,645	917,944	44,734
Oliver Luck	121,384,291	237,337	42,695
C. Patrick Oles, Jr.	121,386,441	232,900	44,982
Winston W. Walker	120,712,090	907,208	45,025

There were 3,186,973 broker non-votes with respect to the election of directors.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
124,227,741	556,487	67,068
Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
105,001,340	16,032,395	630,588	3,186,973

The Company's Board of Directors has determined that the Company will conduct advisory votes to approve the compensation of the Company's executive officers on an annual basis. Accordingly, the Company will include an advisory vote on executive compensation in its proxy materials every year until the next stockholder vote on the frequency of such votes is held, which will be no later than the Company's 2017 Annual Meeting of Stockholders.

Item 8.01. Other Events.

The information included in Exhibit 99.1 (the “Tax Exhibit”) to this Current Report on Form 8-K provides a summary of certain material federal income tax considerations relevant to an investment in the securities of the Company or American Campus Communities Operating Partnership LP. The information in the Tax Exhibit supplements the discussion contained under the heading “Federal Income Tax Considerations and Consequences of Your Investment” contained in the prospectus of the Company dated May 21, 2015, as supplemented by the discussion contained under the heading “Supplemental Federal Income Tax Considerations” contained in certain accompanying prospectus supplements filed by the Company under the Securities Act of 1933, as amended, prior to the date of this Current Report on Form 8-K. The Tax Exhibit shall supersede such discussions to the extent they are inconsistent with the Tax Exhibit, and is a supplement to, and is intended to be read together with, such discussions.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit        Description of
Number        Exhibit

99.1        Additional Supplemental Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Date: May 10, 2016	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings LLC, its general partner

		By:	American Campus Communities, Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit        Description of
Number        Exhibit

99.1        Additional Supplemental Federal Income Tax Considerations